SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

For the Wells Fargo Advantage International Bond Fund

  (the “Fund”)

Effective immediately, Christopher Wightman is added as a Portfolio Manager for the Fund. A biographical description for Mr. Wightman is included among the Portfolio Manager biographies listed for First International Advisors, LLC as follows:

Mr. Wightman joined First International Advisors in 2011, where he currently serves as Senior

Portfolio Manager. Prior to joining First International Advisors, he served as a senior investment manager specializing in global fixed income strategies at JP Morgan Chase.

            The Management of Other Accounts and Beneficial Ownership in the Funds tables in the section entitled “Portfolio Managers” in the Fund’s Statement of Additional Information is amended to add the following information:

            First International Advisors, LLC

Christopher Wightman[1]	Registered Investment Companies
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 Mr. Wightman became portfolio manager of the Fund on June 29, 2012. The information presented in this table is as of the Fund’s fiscal year end, at which time he was not a manager of the Fund.

Portfolio Manager	Fund	Beneficial Ownership
First International Advisors, LLC
Christopher Wightman	International Bond Fund	$0

June 29, 2012                                                                                                              IFR062/P1001SP